Exhibit 10.34(m)
SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

February 4, 2022

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, PA 15222-3111
Attn: Ray Franks

RE:    Ealy North Well Pad

Dear Mr. Franks:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021 and that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021, between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, Producer currently delivers Dedicated Gas produced from Producer’s Well Pad known as the Ealy North Well Pad (“Ealy North Pad”) to the applicable Receipt Point (“Ealy North Receipt Point”);
WHEREAS, by letter dated April 27, 2021, Gatherer notified Producer that the Dedicated Gas being delivered to the Ealy North Receipt Point contains [***] in violation of Section 10.2 of the Gathering Agreement; and
WHEREAS, Producer desires to install, at Producer’s sole cost and expense, [***] and appurtenances described on Exhibit A attached hereto (“Condensate Facilities”) at the Ealy North Receipt Point location (“Location”) depicted on Exhibit A attached hereto for the purpose of bypassing the [***] around the Gatherer’s Measurement Facilities at the Ealy North Receipt Point
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows, as of the date first written above (the “Execution Date”):

1.Installation Work; Maintenance Work; Reimbursement.
(a)Subject to the terms and conditions of this Letter Agreement, Producer agrees to design and install, or cause to be designed and installed, the Condensate Facilities at the Location (the “Installation Work”) at its sole cost and expense. Producer agrees to use commercially reasonable efforts to complete the Installation Work on or before [***]. The performance standard set forth in Section 3.1 of the Gathering Agreement shall apply to Producer’s performance of the Installation Work, mutatis mutandis.
(b) Following the completion of the Installation Work, Producer shall notify Gatherer thereof, and Gatherer shall promptly thereafter inspect the Installation Work (including the performance of any necessary tests) and either approve the Condensate Facilities in writing or provide Producer written notice of any deficiencies in the function of the Condensate Facilities or any failure of the Installation Work to meet the performance standard set forth above.
(c)From and after (i) the completion of the Installation Work and (ii) the written approval by Gatherer of the Condensate Facilities, Producer shall assign and convey to Gatherer by an assignment in the form attached hereto as Exhibit C, and Gatherer shall take assignment of, and own and operate, the Condensate Facilities. Following such assignment and conveyance, the Condensate Facilities shall be deemed part of the Gathering System for all purposes under the Gathering Agreement, and Gatherer shall have all rights and responsibilities with respect to the Condensate Facilities as are applicable to the Gathering System under the Gathering Agreement, including with respect to Maintenance under Section 7.2 of the Gathering Agreement, subject to Section 2 (Indemnification). For the avoidance of doubt, Gatherer shall be responsible for performing any necessary Maintenance with respect to the Condensate Facilities in accordance with the terms of the Gathering Agreement (the “Maintenance Work”); provided, however, Producer shall reimburse Gatherer for all Maintenance Costs (defined below). Without limitation of the foregoing, the Parties agree to be responsible for the Measurement Facilities and related interconnect facilities at the Ealy North Receipt Point in accordance with Exhibit B attached hereto and Exhibit N to the Gathering Agreement shall be deemed amended hereby with respect to the Ealy North Receipt Point.
(d)“Maintenance Costs” means (i) all internal and external costs and expenses incurred or committed to by Gatherer and/or its Affiliates in order to perform the Maintenance Work, including without limitation the costs and expenses of acquiring real property rights and/or repairing of any real or personal property in the performance of those activities, and (ii) overhead and other costs allocated to the Maintenance Work in accordance with GAAP and Gatherer’s customary allocation procedures. As soon as practical after the completion of any Maintenance Work, Gatherer shall deliver to Producer a statement showing in reasonable detail the actual Maintenance Costs incurred in connection with such Maintenance Work and an invoice for the full amount of such Costs. Producer agrees to make payment thereof to Gatherer within [***] Business Days following the receipt of such statement and invoice, subject to the provisions set forth in Section 13.1 of the Gathering Agreement. For the avoidance of doubt, the audit rights of Producer set forth in Section 13.3 of the Gathering Agreement shall apply to any statements delivered hereunder.
(e)Except to the extent expressly set forth herein, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the delivery and receipt of Dedicated Gas to each Receipt Point meeting the Gas Quality Specifications, it being understood that Gatherer reserves all of its rights under Article 10 of the Gathering Agreement, including without limitation the right to immediately discontinue receipt of Dedicated Gas containing [***] into the Gathering System downstream of the Condensate Facilities; to the extent Producer’s Gas fails at any time to conform to the Gas Quality Specifications or contains [***] following the installation of the Condensate Facilities, as measured downstream of the Condensate Facilities.
2.    Indemnification. Producer agrees to release, indemnify, defend and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees (“Gatherer Indemnitees”) from and against all loss, liability, damage, penalty, claim, action, cause of action, judgment and expense arising from or related to (a) the Installation Work, and (b) solely to the extent arising during the [***] [(***)] period beginning on the Execution Date, Maintenance Work and the operation of the Condensate Facilities, except, in the case of each of clause (a) and (b), to the extent the same is caused by the negligence or the willful misconduct of the Gatherer Indemnitees.
3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
4.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ Jack Mackin
Name: Jack Mackin
Title:     VP Operations

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ David Khani
Name:     David Khani
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President of Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President of Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name:     Keith Shoemaker
Title:     Senior Vice President, Commercial

EXHIBIT A

Condensate Facilities

[***]

EXHIBIT B

Responsibility Matrix

EXHIBIT C

Form of Assignment
[***]
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